                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2719

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder U.S. Government Securities Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.08%	6.55%	5.49%	5.99%
Class B	1.25%	5.64%	4.58%	5.02%(a)
Class C	1.32%	5.70%	4.65%	5.10%(a)
Lehman Brothers GNMA Index+	2.65%	7.10%	6.44%	6.87%

Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	Life of Class**
Class I++	2.39%	6.80%	5.78%	6.47%
Lehman Brothers GNMA Index+	2.65%	7.10%	6.44%	7.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 10/31/03	$ 8.62	$ 8.60	$ 8.63	$ 8.61
10/31/02	$ 8.80	$ 8.78	$ 8.80	$ 8.78
Distribution Information: Twelve Months: Income Dividends	$ .35	$ .28	$ .29	$ .38
October Income Dividend	$ .0250	$ .0188	$ .0194	$ .0272
SEC 30-day Yield++	2.01%	1.12%	1.19%	1.96%
Current Annualized Distribution Rate++	3.48%	2.62%	2.70%	3.79%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	29	of	66	44
3-Year	25	of	56	44
5-Year	25	of	46	54
10-Year	14	of	27	50

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder U.S. Government Securities Fund - Class A [] Lehman Brothers GNMA Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,748	$11,552	$12,474	$17,079
	Average annual total return	-2.52%	4.93%	4.52%	5.50%
Class B(c)	Growth of $10,000	$9,831	$11,588	$12,411	$16,326(a)
	Average annual total return	-1.69%	5.04%	4.41%	5.02%(a)
Class C(c)	Growth of $10,000	$10,030	$11,692	$12,424	$16,279(a)
	Average annual total return	.30%	5.35%	4.44%	4.99%(a)
Lehman Brothers GNMA Index+	Growth of $10,000	$10,265	$12,284	$13,659	$19,426
	Average annual total return	2.65%	7.10%	6.44%	6.87%

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	Life Of Class**
Class I++	Growth of $10,000	$10,239	$12,183	$13,245	$16,854
	Average annual total return	2.39%	6.80%	5.78%	6.47%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,265	$12,284	$13,659	$17,655
	Average annual total return	2.65%	7.10%	6.44%	7.16%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings for the 3-, 5- and 10-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I commenced operations on July 3, 1995. Index returns begin June 30, 1995.
a Returns shown for Class B and C shares for the period prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Class I is not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder U.S. Government Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder U.S. Government Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean McCaffrey

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 after five years as a fixed income analyst at Fidelity Investments.

• Portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates.

• Heads the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

• MBA, Yale University.

• Joined the fund in 2002.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio manager and Head of the Rates Sector Specialty Fixed Income Team: New York.

• Joined the fund in 2002.

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and the fund's investment strategy during the12-month period ended October 31, 2003.

Q: How would you describe the fixed-income environment of the past 12 months?

A: Uncertainties associated with the war in Iraq, combined with conflicting economic signals, weighed on the bond markets during this period. From the beginning to the end of the period rates on two-year Treasuries increased by 0.15%, while the rate on five-year Treasuries rose roughly 0.57%. This is somewhat misleading though, as rates moved dramatically during this period as investor expectations changed regarding the economy. Early in the year, we had disappointing reports from manufacturers and consumers, which underscored a gloomy employment picture. Lately, however, we have seen some encouraging signs from manufacturers, who have reported small increases in production and plans to hire later in the year, and from consumers, who have expressed increased levels of confidence. Two bright spots in the economy have been the subdued level of inflation and the strength in the housing market. These factors have been a positive for high-quality fixed-income assets such as Government National Mortgage Association (GNMA), government agencies and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Mortgage rates were 5.6% in October 2002, and actually closed at 5.59% in October 2003. In the interim, however, they hit a low of 4.5% in June 2003, at which point more than 90% of the outstanding mortgage holders had an incentive to refinance. Though mortgage rates have risen from June's low, current levels are still historically low. The Federal Reserve Board reduced interest rates twice during the period. On November 6, it reduced the federal funds rate target by half a percentage point to 1.25%. Then on June 25, it cut the target by another quarter point, to 1.0%. During this period, the mortgage market performed well, despite the heavy supply and record financing. Offering higher yields than US Treasury issues, and with only negligible added credit risk, these securities continued to be in strong demand.

Q: How did the fund perform in this environment?

A: The fund's Class A shares' total return of 2.08% (unadjusted for sales charges) was below that of the fund's benchmark, the Lehman Brothers GNMA Index, which rose 2.65%.1 (Please see page 3 for the performance of other share classes.) However, the fund outperformed the 1.95% return of its average peer in the Lipper GNMA Funds category.2 As is often the case, the low-interest-rate environment led to a continuation of mortgage refinancing by home owners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The rate of prepayments did slow toward the end of the period when mortgage rates increased. Changing expectations for prepayments led to changes in the fund's duration, or sensitivity. For most of the period, the high rate of refinancings was reflected in the low duration, or sensitivity to changes in interest rates, of GNMA portfolios.3 At the end of the period, the fund's duration stood at 2.7 years, compared with 2.8 years for the Lehman Brothers GNMA Index.

1 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
3 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5 means that if interest rates fall 1 percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: Will you explain how you manage the fund?

A: We strive to provide relatively high current income and safety of principal. Initially, we focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government.4 For the allocation to mortgage-backed securities, we do an extensive analysis of prepayment expectations of individual GNMAs, searching for value in older, more seasoned bonds as well as in bonds backed by newly created mortgages. We believe that this approach diminishes our prepayment risk. The older, higher-yielding GNMAs have already gone through a number of refinancing cycles, and thus, we expect them to exhibit reduced prepayment sensitivity. Bonds backed by newly created mortgages tend to exhibit low prepayments for their first few months in existence. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their maturity dates. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. We currently have a fairly high allocation - approximately 86% of assets - to GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields which can bolster the income in this fund.

4 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: The fund's dividend was reduced during the past 12 months. Will you discuss the reasons for this?

A: The fund's dividend yield is, in part, a reflection of the general trend in interest rates. For the past few years, interest rates have been declining, which means that the rates paid by newer securities in the portfolio are not as high as the rates on securities they are replacing. This is particularly true at times like this, when many home owners refinance mortgages to take advantage of lower interest rates. When this happens, higher-yielding securities are removed from the portfolio. We should point out, however, that lower interest rates have an impact on all fixed-income investments, not just US government securities funds such as this one. The fund's yield continues to be strong relative to Treasury securities of comparable maturity and to money market funds.

Q: Do you think the refinancing boom is coming to an end?

A: The boom has quieted somewhat, but we think we have a ways to go on refinancing. It is still economically attractive for a very large portion of mortgage holders to refinance, more than 50% currently, but many of them have not yet done so. Typically we see increases in refinancing as interest rates make new lows, followed by fewer prepayments as rates increase. We saw interest rates move lower in the spring, followed by an increase in prepayments over the next few months. Just before the end of the third quarter, we saw a fairly dramatic decrease in prepayments after mortgage rates increased. Given these fluctuations, we believe our emphasis on selecting mortgage securities with more favorable prepayment characteristics should help the portfolio.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors, and the securities may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs would tend to perform best compared with other bond funds in environments in which interest rates are not changing dramatically.

Q: What are your performance goals for the fund?

A: While no one can guarantee future performance, compared with other fixed income funds, the fund's performance improved markedly over the past year. We will seek to maintain this level of performance in three ways: First, as mentioned before, we will avoid making interest rate "bets" and seek to keep the fund's duration close to that of its benchmark. Second, we will be disciplined about not taking oversize positions in any one security or type of security, no matter how attractive those securities may be. And third, we will look to build a portfolio with securities we believe have the greatest potential as we transition to a higher interest rate environment. We believe these steps will help us manage the fund's overall risk while, on a long-term basis, we seek returns that are above the fund's benchmark. We believe that our investment discipline has the potential to help us achieve that goal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Portfolio Composition	10/31/03	10/31/02

Mortgage-Backed GNMA Securities	86%	88%
FNMA/FHLMC	7%	6%
US Treasury Obligations	5%	1%
Cash Equivalents, net	2%	5%
	100%	100%

Credit Quality	10/31/03	10/31/02

AAA	100%	100%

Interest Rate Sensitivity	10/31/03	10/31/02

Average Maturity	3.8 years	3.0 years
Average Duration	2.7 years	1.1 years

Portfolio composition and holdings are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Principal Amount ($)	Value ($)

US Treasury Obligations 4.7%
US Treasury Note, 1.625%, 10/31/2005	51,340,000	51,115,388
US Treasury Note, 3.125%, 10/15/2008	40,000,000	39,778,120
US Treasury Note, 4.25%, 8/15/2013 (d)	57,100,000	56,868,060
US Treasury Bond, 6.875, 8/15/2025	16,500,000	20,000,442
Total US Treasury Obligations (Cost $167,801,859)		167,762,010

Federal Home Loan Mortgage Corp. 2.4%
Federal Home Loan Mortgage Corporation: 6.0% with various maturities from 5/1/2017 until 7/1/2029	28,754,051	29,884,797
6.5% with various maturities from 11/1/2015 until 9/1/2032	15,503,094	16,125,401
7.0% with various maturities from 5/1/2015 until 9/1/2032	12,474,698	13,123,735
7.5% with various maturities from 12/1/2025 until 1/1/2033	22,853,819	24,411,266
8.0% with various maturities from 2/1/2017 until 7/1/2030	97,560	106,089
8.5% with various maturities from 12/1/2016 until 7/1/2030	39,333	42,809
Total Federal Home Loan Mortgage Corp. (Cost $83,555,093)		83,694,097

Federal National Mortgage Association 4.4%
Federal National Mortgage Association: Principal Only Certificate, 5/1/2017	6,166	5,468
5.5% with various maturities from 12/1/2008 until 7/1/2033	5,505,805	5,560,980
6.0% with various maturities from 3/1/2014 until 9/1/2033	8,635,464	8,876,324
6.5% with various maturities from 11/1/2015 until 10/1/2033	18,746,130	19,483,076
7.0% with various maturities from 4/1/2015 until 10/1/2033	29,363,653	30,914,863
7.25%, 1/15/2010	22,320,000	26,243,767
7.5% with various maturities from 4/1/2015 until 8/25/2041	60,129,284	64,916,872
8.0% with various maturities from 1/1/2005 until 12/1/2024	1,103,582	1,194,490
8.5% with various maturities from 7/1/2030 until 8/1/2030	150,061	161,535
9.0% with various maturities from 12/1/2016 until 4/1/2030	235,803	258,086
11.5%, 5/1/2018	57,851	65,398
Total Federal National Mortgage Association (Cost $157,691,314 )		157,680,859

Government National Mortgage Association 85.9%
Government National Mortgage Association: 4.5% with various maturities from 2/15/2018 until 8/15/2018	48,630,126	48,777,099
5.0% with various maturities from 9/15/2017 until 9/20/2033	211,008,900	210,644,928
5.5% with various maturities from 6/15/2029 until 10/15/2033 (c)	570,193,869	577,776,319
6.0% with various maturities from 11/15/2014 until 10/15/2033 (c)	700,585,931	723,151,918
6.5% with various maturities from 7/15/2008 until 7/15/2033	738,269,080	773,234,999
7.0% with various maturities from 1/15/2008 until 10/15/2033	403,442,473	426,981,963
7.5% with various maturities from 11/15/2008 until 2/15/2033	174,721,051	186,813,951
8.0% with various maturities from 9/15/2014 until 9/15/2032	55,553,144	59,972,214
8.5% with various maturities from 8/15/2008 until 1/15/2031	7,524,102	8,240,357
9.0% with various maturities from 9/15/2017 until 7/15/2030	9,325,072	10,272,101
9.5% with various maturities from 6/15/2009 until 5/15/2027	10,823,125	12,002,553
10.0% with various maturities from 11/15/2009 until 8/15/2022	6,560,920	7,371,660
10.5% with various maturities from 4/15/2013 until 12/15/2021	3,367,720	3,812,508
11.0%, 4/20/2019	42,980	48,626
Total Government National Mortgage Association (Cost $3,023,198,464)		3,049,101,196

	Shares	Value ($)

Cash Equivalents 16.5%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $586,421,398)	586,421,398	586,421,398

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,018,668,128) (a)	113.9	4,044,659,560
Other Assets and Liabilities, Net	(13.9)	(494,040,525)
Net Assets	100.0	3,550,619,035

(a) The cost for federal income tax purposes was $4,018,049,783. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $26,609,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,777,722 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,167,945.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar roll included.
(d) At October 31, 2003, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

At October 31, 2003, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
5-year US Treasury Note	12/19/2003	54	5,902,551	6,037,875	(135,324)
10-year US Treasury Note	12/31/2003	225	25,240,805	25,266,797	(25,992)
Net unrealized depreciation					(161,316)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $3,432,246,730)	$ 3,458,238,162
Investment in Scudder Cash Management QP Trust (cost $586,421,398)	586,421,398
Total investments in securities, at value (cost $4,018,668,128)	4,044,659,560
Cash	2,943,829
Receivable for investments sold	57,142,696
Interest receivable	17,926,278
Receivable for Fund shares sold	734,220
Total assets	4,123,406,583
Liabilities
Payable for investments purchased	55,266,436
Payable for investments purchased - mortgage dollar roll	506,429,638
Deferred mortgage dollar roll income	1,102,959
Payable for Fund shares redeemed	7,314,220
Payable for daily variation margin on open futures contracts	86,625
Accrued management fee	1,290,739
Other accrued expenses and payables	1,296,931
Total liabilities	572,787,548
Net assets, at value	$ 3,550,619,035
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(377,670)
Net unrealized appreciation (depreciation) on: Investments	25,991,432
Futures	(161,316)
Accumulated net realized gain (loss)	(197,545,377)
Paid-in capital	3,722,711,966
Net assets, at value	$ 3,550,619,035

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,273,010,307 / 379,511,630 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.62
Maximum offering price per share (100 / 95.5 of $8.62)	$ 9.03
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($188,867,225 / 21,950,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.60
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($88,401,412 / 10,241,343 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.63
Maximum offering price per share (100 / 99 of $8.63)	$ 8.72
Class I Net Asset Value, offering and redemption price per share ($340,091 / 39,514 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Interest	$ 101,266,832
Interest - Scudder Cash Management QP Trust	14,386,902
Mortgage dollar roll income	10,344,713
Total income	125,998,447
Expenses: Management fee	16,153,298
Administrative fee	7,299,911
Services to shareholders	458,049
Distribution service fees	10,940,436
Trustees' fees and expenses	86,904
Other	138,036
Total expenses, before expense reductions	35,076,634
Expense reductions	(871)
Total expenses, after expense reductions	35,075,763
Net investment income	90,922,684
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	36,291,333
Futures	1,325,345
37,616,678
Net unrealized appreciation (depreciation) during the period on: Investments	(50,124,815)
Futures	(161,316)
(50,286,131)
Net gain (loss) on investment transactions	(12,669,453)
Net increase (decrease) in net assets resulting from operations	$ 78,253,231

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2003
Cash flows from operating activities
Investment income received	$ 174,006,995
Mortgage dollar roll income received	11,447,672
Payment of operating expenses	(35,853,326)
Proceeds from sale and maturities of investments	18,890,324,709
Purchases of investments	(18,888,076,981)
Net (purchases) sales of short-term investments	243,060,010
Net receipt (payment) for daily variation margin on futures contracts	1,250,654
Cash provided (used) by operating activities	$ 396,159,733
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ 237,341,349
Distributions paid (net of reinvestment of distributions)	(51,230,242)
Proceeds from shares sold	370,867,234
Cost of shares redeemed	(950,194,245)
Cash provided (used) by financing activities	(393,215,904)
Increase (decrease) in cash	2,943,829
Cash at beginning of period	-
Cash at end of period	$ 2,943,829
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 78,253,231
Net (increase) decrease in cost of investments	629,351,540
Net (increase) decrease in unrealized appreciation/depreciation on investments	50,124,815
(Increase) decrease in receivable for investments sold	2,817,382
(Increase) decrease in interest receivable	42,687,729
Increase (decrease) in payable for investments purchased	(406,384,026)
Increase (decrease) in payable for daily variation margin on open futures contracts	86,625
Increase (decrease) in accrued expenses and payables	(777,563)
Cash provided (used) by operating activities	$ 396,159,733

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 90,922,684	$ 183,205,636
Net realized gain (loss) on investment transactions	37,616,678	112,290,756
Net unrealized appreciation (depreciation) on investment transactions during the period	(50,286,131)	(88,428,830)
Net increase (decrease) in net assets resulting from operations	78,253,231	207,067,562
Distributions to shareholders from: Net investment income: Class A	(142,750,949)	(204,935,197)
Class B	(7,552,402)	(10,277,927)
Class C	(3,470,075)	(4,046,658)
Class I	(89,078)	(251,337)
Fund share transactions: Proceeds from shares sold	368,694,631	693,673,573
Reinvestment of distributions	102,632,262	140,777,219
Cost of shares redeemed	(949,649,841)	(928,916,014)
Net increase (decrease) in net assets from Fund share transactions	(478,322,948)	(94,465,222)
Increase (decrease) in net assets	(553,932,221)	(106,908,779)
Net assets at beginning of period	4,104,551,256	4,211,460,035
Net assets at end of period (including accumulated distributions in excess of net investment income of $377,670 and $37,748, respectively)	$ 3,550,619,035	$ 4,104,551,256

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.82	$ 8.34	$ 8.38	$ 8.86
Income from investment operations: Net investment income[b]	.21	.39	.51	.54	.53
Net realized and unrealized gain (loss) on investment transactions	(.04)	.07	.50	(.02)	(.41)
Total from investment operations	.17	.46	1.01	.52	.12
Less distributions from: Net investment income	(.35)	(.48)	(.53)	(.56)	(.60)
Net asset value, end of period	$ 8.62	$ 8.80	$ 8.82	$ 8.34	$ 8.38
Total Return (%)[c]	2.08	5.40	12.44	6.44	1.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,273	3,735	3,908	2,414	2,807
Ratio of expenses before expense reductions (%)	.82	.84	.83[d]	.80	.85
Ratio of expenses after expense reductions (%)	.82	.84	.81[d]	.79	.84
Ratio of net investment income (%)	2.40	4.57	5.99	6.58	6.22
Portfolio turnover rate (%)	390[e]	396[e]	83[e]	193	177
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Class B
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.80	$ 8.33	$ 8.37	$ 8.85
Income from investment operations: Net investment income[b]	.14	.32	.43	.47	.45
Net realized and unrealized gain (loss) on investment transactions	(.04)	.06	.49	(.03)	(.40)
Total from investment operations	.10	.38	.92	.44	.05
Less distributions from: Net investment income	(.28)	(.40)	(.45)	(.48)	(.53)
Net asset value, end of period	$ 8.60	$ 8.78	$ 8.80	$ 8.33	$ 8.37
Total Return (%)[c]	1.25	4.52	11.39	5.54	.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	261	220	123	138
Ratio of expenses before expense reductions (%)	1.67	1.63	1.68[d]	1.70	1.76
Ratio of expenses after expense reductions (%)	1.67	1.63	1.66[d]	1.69	1.75
Ratio of net investment income (%)	1.55	3.78	5.14	5.68	5.31
Portfolio turnover rate (%)	390[e]	396[e]	83[e]	193	177
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Class C
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.82	$ 8.35	$ 8.40	$ 8.87
Income from investment operations: Net investment income[b]	.14	.33	.45	.48	.46
Net realized and unrealized gain (loss) on investment transactions	(.02)	.06	.48	(.04)	(.40)
Total from investment operations	.12	.39	.93	.44	.06
Less distributions from: Net investment income	(.29)	(.41)	(.46)	(.49)	(.53)
Net asset value, end of period	$ 8.63	$ 8.80	$ 8.82	$ 8.35	$ 8.40
Total Return (%)[c]	1.32	4.48	11.57	5.50	.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	105	79	36	35
Ratio of expenses before expense reductions (%)	1.60	1.58	1.61[d]	1.60	1.66
Ratio of expenses after expense reductions (%)	1.60	1.58	1.59[d]	1.59	1.66
Ratio of net investment income (%)	1.62	3.83	5.21	5.79	5.40
Portfolio turnover rate (%)	390[e]	396[f]	83[f]	193	177
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Class I
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.81	$ 8.34	$ 8.38	$ 8.85
Income from investment operations: Net investment income[b]	.24	.42	.55	.56	.55
Net realized and unrealized gain (loss) on investment transactions	(.03)	.05	.47	(.02)	(.40)
Total from investment operations	.21	.47	1.02	.54	.15
Less distributions from: Net investment income	(.38)	(.50)	(.55)	(.58)	(.62)
Net asset value, end of period	$ 8.61	$ 8.78	$ 8.81	$ 8.34	$ 8.38
Total Return (%)	2.39	5.61	12.66	6.78	1.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.34	4	5	4	3
Ratio of expenses before expense reductions (%)	.53	.52	.54[c]	.55	.60
Ratio of expenses after expense reductions (%)	.53	.52	.51[c]	.54	.59
Ratio of net investment income (%)	2.69	4.89	6.32	6.84	6.47
Portfolio turnover rate (%)	390[d]	396[d]	83[d]	193	177
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 484%, 461% and 101% for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C Shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $198,325,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($91,182,000), October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000) and October 31, 2011 ($30,995,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 768,457
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (198,325,000)
Unrealized appreciation (depreciation) on investments	$ 26,609,777

In addition, during the years ended October 31, 2003 and October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 153,862,504	$ 219,511,119

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $14,033,752,189 and $14,625,637,039, respectively. Purchases and sales of US Treasury obligations aggregated $866,874,440 and $631,175,773, respectively. Mortgage dollar rolls aggregated $3,581,066,326 and $3,592,513,998, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.250%, 0.175%, and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

For the period from November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$ 6,574,312	$ 9,496
Class B	550,221	2,835
Class C	173,500	762
Class I	1,878	9
	$ 7,299,911	$ 13,102

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%. 0.80%, 0.80% and 0.70% of average daily net assets for Class A, B, C and I Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $458,049, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 1,773,623	$ 130,882
Class C	801,001	59,291
	$ 2,574,624	$ 190,173

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 7,521,453	$ 587,193.21%
Class B	581,441	44,342.25%
Class C	262,918	20,749.25%
	$ 8,365,812	$ 652,284

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003, aggregated $123,579, and $1,000, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $705,306 and $23,839, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $52,256.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $871 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,612,622	$ 268,168,380	56,628,052	$ 492,699,986
Class B	6,658,369	58,281,268	14,872,899	129,493,836
Class C	4,655,487	40,882,277	7,522,374	65,609,981
Class I	154,834	1,362,706	673,840	5,869,770
		$ 368,694,631		$ 693,673,573
Shares issued in reinvestment of dividends
Class A	10,823,624	$ 94,446,043	15,028,512	$ 130,144,484
Class B	638,960	5,569,494	844,612	7,302,243
Class C	289,142	2,527,648	354,853	3,079,246
Class I	10,172	89,077	29,049	251,246
		$ 102,632,262		$ 140,777,219
Shares redeemed
Class A	(86,547,189)	$ (755,279,335)	(90,263,983)	$ (784,035,437)
Class B	(15,031,092)	(131,019,654)	(11,005,035)	(95,467,254)
Class C	(6,653,296)	(58,084,247)	(4,872,310)	(42,397,426)
Class I	(599,866)	(5,266,605)	(807,227)	(7,015,897)
		$ (949,649,841)		$ (928,916,014)
Net increase (decrease)
Class A	(45,110,943)	$ (392,664,912)	(18,607,419)	$ (161,190,967)
Class B	(7,733,763)	(67,168,892)	4,712,476	41,328,825
Class C	(1,708,667)	(14,674,322)	3,004,917	26,291,801
Class I	(434,860)	(3,814,822)	(104,338)	(894,881)
		$ (478,322,948)		$ (94,465,222)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder U.S. Government Securities Fund (the "Fund") as of October 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder U.S. Government Securities Fund, at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KUSAX	KUSBX	KUSCX
CUSIP Number	81123L-105	81123L-204	81123L-303
Fund Number	018	218	318

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder U.S. Governement
Securities Fund has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its President and Treasurer and its Chief Financial
Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder U.S. Government Securities Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------